Aegis Value Fund, Inc.
Semi-Annual Report
February 28, 2001



Shareholders' Letter
March 16, 2001

Dear Shareholders:

Over the last six months, The Aegis Value Fund generated an exceptional total return of 23.1 percent, a result that we are especially pleased with given that the S&P 500 index and the Russell 2000 index declined by 17.9 percent and 11.2 percent respectively over the same period.
The Fund also significantly exceeded the 10.3 percent return over the last six months for its primary benchmark, the Russell 2000 Value Index.

As we sit to write this letter, we can't help but reflect on the fact that merely one year ago this week the NASDAQ Composite Index had just reached its March 10, 2000 peak of 5048.62. At the time, we felt totally out-of-sync with the market. Talk of the "New Economy" and "Dow 36,000" had swept the nation, and it was difficult to tune out its constant drumbeat. Fed by online chat rooms, Internet trading and 24-hour financial news networks, speculation in technology stocks, many of which commanded exorbitant valuations despite having little or no earnings, was rampant. Prices of these stocks seemed to increase without end, and investors were rapidly liquidating their stodgy "Old Economy" stocks in order get in on the high tech gold rush. In the first quarter of 2000, investors liquidated their value funds at a $120 billion annual clip and were contributing to the tech-heavy growth funds at the even greater rate of $200 billion annually. Many of our investors were understandably feeling anxious, barraged daily with tales of rapid wealth and huge stock gains being made by friends and neighbors investing in the New Economy, all the while feeling trapped with their own investments in the Old Economy companies which seemed to be dinosaurs.

It would have been easy, and certainly more profitable in the short run, for our firm to have embraced the New Economy mantra. Yet we felt absolutely convinced that engaging in rank speculation on such overvalued New Economy stocks would have subjected our investors to a clearly unacceptable risk of permanent capital loss. We couldn't believe that the market had placed a $1.5 trillion aggregate valuation on Morgan Stanley's universe of 332 Internet stocks, especially when considering that the component firms sported aggregate revenues of only $41 billion per year and were losing $18 billion annually. The Old Economy stalwart, General Motors, in comparison had revenues of $170 billion and earnings of $5 billion, yet investors gave it a comparatively paltry market capitalization of only $50 billion. We were convinced that the vast tech pyramid was going to come crumbling down and we didn't want to be anywhere near the bottom of it when it did. We just hoped that we would be able to persuade our clients to persevere with us until that fateful day finally arrived.

What a difference a year makes. From its peak on March 10, 2000 through the end of February 2001, the NASDAQ was down nearly 60 percent and the Dow Jones Internet Index was off nearly 82 percent. Of the 3,834 stocks in the NASDAQ Index, the median stock has declined 40.9 percent while some 428 of these stocks have dropped more than 90 percent- generating almost $4 trillion in investor losses. Of the 6,253 common stocks on U.S. exchanges, the median stock declined 16 percent and 459 of these fell more than 90 percent. While there has clearly been extensive carnage in the overall markets, and technology in particular has been hard-hit, our Aegis Value Fund has returned 38.1 percent over the period.

Stoked on by popular media, a school of thought now contends that the overall markets are currently inexpensive and are poised for a recovery thereby encouraging investors to ignore losses and stay invested. We believe that any serious examination of the facts would refute this idea. Most of the conventional stocks are still tremendously overvalued.

Institutional pension advisor Birinyi Associates has examined the aggregate price-to-earnings multiples of the components of the NASDAQ Composite Index. Birinyi found that although the current P/E multiple for the NASDAQ of 154 times earnings is down significantly from approximately 400 times earnings a year ago, the NASDAQ would still have to fall nearly 65 percent in order for the NASDAQ to reach its historical 15-year average of 52 times earnings. Although this NASDAQ decline analysis assumes that earnings at the companies in the index remain constant, Birinyi noted that the earnings of companies in the NASDAQ have actually been falling even faster than their share prices over the last few weeks, so the P/E multiple on the NASDAQ has actually been increasing. Birinyi also noted, rather ominously, that at the end of the most recent NASDAQ bear market in 1988, the index traded at a P/E ratio of only 19. Even when money-losing stocks are backed out of the NASDAQ Composite, the P/E ratio is still 35 times earnings, a historically high level.

For those who would believe that the overvaluation is confined to the tech-heavy NASDAQ Composite Index, consider that the large-cap, growth-oriented S&P 500 Index is currently trading at about 24 times its aggregate earnings. At the end of the last bear market for the S&P 500 in 1987, the P/E ratio on the index stood at 12, indicating a potential decline on the order of 50 percent from current levels. Serious bear markets can lead to much greater sell-offs. Stocks declined to only 7 times earnings at the end of a 2-year bear market in 1974. After examining data like this, it is not difficult to reach the conclusion that stocks, on the whole, are not historically undervalued. So far, small-cap value stocks have not been adversely impacted by the worsening economic climate. Our segment has recently been the beneficiary of significant positive money flow as investors, burned from being overweighted in tech, have finally started to diversify their holdings. The impact of these diversifying money flows seeking a safe haven in small-cap value has more than offset concerns about the impact of a slowing economy on our stocks, and as a result, price levels have been generally increasing from the very depressed levels of last year. Although we believe that small-cap value as an asset class is likely to benefit from the effects of additional portfolio rebalancing, we remain uneasy about the potential for the rapid decline in tech stocks to impact the business climate. Put simply, a lot of people have lost a lot of money, and nobody knows the extent to which public consumption patterns will change and/or how this will affect all of our various businesses. While we can't predict the future, we can assure you that we are carefully choosing the Fund's investment portfolio with an eye toward being able to weather a recession.

For example, consider one of the Fund's recent purchases - Ecometry Corporation, a provider of mail-order industry software solutions with revenues of $45 million per year. Down over 90 percent from its high near $20 per share, Ecometry had disappointed the Street after sales to e-commerce companies did not materialize as planned. The company recently reported a small loss after bulking up its business for sales that did not materialize. Investors sold their shares in droves, dropping the current price to under $2 per share. What attracted us to this $24 million market cap debt-free company, other than its steady base of repeat business from "Old Economy" customers, was the fact that Ecometry has $3 per share of cash on the books. Even in the middle of the Great Depression in the 1930s, stocks trading at two-thirds of their cash value per share had willing buyers. Clearly a recession would have only marginal impact on the investment thesis for a company like Ecometry: As long as management is not foolish or unethical, there is a high probability that shares will trade above the cash value per share at some point in the not-too-distant future.

The Aegis Value Fund remains a collection of bargain-priced stocks like Ecometry. At December 31, 2000, the holdings in the Fund's portfolio traded at a weighted average 84 percent of book value and 58 percent of revenues. The S&P 500, in comparison, trades at 570 percent of book value and nearly 170 percent of revenues. The average holding in the Fund is in the cheapest 14 percent of all U.S. stocks listed in the Morningstar Equities database. We believe that the opportunity for share price appreciation for stocks trading in this segment of the market is still quite high, regardless of the economic climate.

For those of you who are new to the Fund, it is important to keep in mind that we believe our returns are likely to be periodic in nature, because we simply look for the best bargains available and make no attempt to construct the Fund's portfolio to mimic some market average.
 When we have strong conviction that a company is trading at an exceptional bargain price, we will not hesitate to place up to 5 percent of the Fund's capital into the investment idea, so ordinary price fluctuations by just a few of our holdings can have a significant influence on our overall Fund performance. Because of this short-term volatility, we would encourage investors to evaluate the Fund over longer time periods.

We want to reiterate that the Aegis Value Fund strategy is to generate long-term, above-market returns, while limiting the risk of permanent capital loss by investing in well-researched equities trading at a discount to their intrinsic worth. We believe that the small-cap markets can be extraordinarily inefficient. We are bottom-up stock selectors, and purchase stocks that trade at low price-to-earnings and price-to-book value ratios because considerable academic research has shown that this segment of the market has return characteristics that are significantly higher than the overall market. When choosing investments for the Fund, we also look for indications of strong corporate governance as can be evidenced by high insider ownership, proper capital allocation including appropriate share repurchases, rising dividends, and appropriate management compensation levels. We are contrarian and tend to purchase companies when they are misunderstood, are undercovered, or are out of favor on Wall Street. We tend to hold our stocks as long as it takes for share prices to reach our estimates of intrinsic value.

How has our portfolio strategy worked so far? Perhaps you have seen the Aegis Value Fund mentioned in Business Week, The Wall Street Journal, and USA Today for its chart-topping year-to-date performance. While the national recognition has been nice, we must admit that a two-month return comparison is of obviously marginal value. We have been very pleased, however, with our cumulative performance since the Fund's inception nearly three years ago. Since inception on May 15, 1998 through February 28, 2001, our Fund has returned a cumulative 47.3 percent, compared with 15.8 percent for the S&P 500. The Russell 2000 and Russell 2000 Value indices have returned only 4.0 percent and 8.2 percent over this period respectively. Clearly the strategy is working.

We are grateful for your confidence in us, and are delighted that you have joined us as long-term investors in the Aegis Value Fund.

			BERNO, GAMBAL & BARBEE, INC.
			William S. Berno, CFA
			Paul Gambal
			Scott L. Barbee, CFA
			Managing Directors




Aegis Value Fund, Inc.
Schedule of Portfolio Investments
February 28, 2001
(Unaudited)


Common Stock - 87.9%                         Shares      Market Value

Industrial Cyclicals - 12.5%
Commonwealth Industries, Inc.                 4,000        $   20,500
Ethyl Corporation                            29,000            46,690
P.H. Glatfelter Company                       3,000            35,970
Quipp, Inc.                                   2,000            47,000
Ryerson Tull Class A                          5,000            51,900
Tecumseh Products Company - Class B           1,500            71,906
                                                           ----------
                                                           $  273,966

Finance and Real Estate - 11.4%
Crazy Woman Creek Bancorp                     3,000        $   42,000
First Union Real Estate Equity SBI           15,000            41,100
Kramont Realty Trust                          3,500            36,645
The MIIX Group Inc.                           3,000            22,350
Net.B@nk, Inc.                                5,000            43,047
Prime Hospitality Corp.                       5,200            66,300
                                                           ----------
                                                           $  251,442

Transportation - 4.3%
Imperial Parking, Inc.                          750        $   14,010
Maritrans, Inc.                               6,800            59,568
National RV Holdings                          2,000            21,500
                                                           ----------
                                                           $   95,078
Energy & Natural Resources - 7.1%
Lufkin Industries, Inc.                       4,000        $   86,688
McMoran Exploration, Inc.                     1,875            27,000
USEC Inc.                                     7,000            43,294
                                                           ----------
                                                           $  156,982

Textiles and Apparel - 6.9%
Angelica Corporation                          5,700        $   52,668
Delta Woodside Industries                    40,000            50,000
Nitches, Inc.                                 6,100            48,800
                                                           ----------
                                                           $  151,468

Agriculture - 15.4%
The Andersons, Inc.                          11,500        $   98,469
Corn Products International                   1,000            25,400
Standard Commercial Corporation              17,800           215,380
                                                           ----------
                                                           $  339,249

Technology - 9.8%
CAM Commerce Solutions, Inc.                 19,500        $   78,000
Ecometry Corporation                         12,000            20,250
IDT Corporation                               2,000            45,000
Printware, Inc.                               9,300            22,088
Sparton Corporation                           8,000            48,800
                                                           ----------
                                                           $  214,138

Wholesale and Distribution - 9.0%
Audiovox Corporation - Class A                8,000        $   86,500
Farmer Brothers Company                         200            44,800
TBC Corporation                               9,500            66,500
                                                           ----------
                                                           $  197,800

Retail and Entertainment - 11.5%
Bowl America Inc. - Class A                   9,030        $   83,979
Dress Barn, Inc.                              2,000            46,750
Duckwall-ALCO Stores, Inc.                    9,000            62,719
The Elder-Beerman Stores Corporation          4,000            14,000
Luby's, Inc.                                  3,000            20,550
Marsh Supermarkets, Inc. - Class B            2,000            25,625
                                                           ----------
                                                           $  253,623

   Total Common Stocks - 87.9%
      (Identified Cost $1,770,085)                         $1,933,746
                                                           ----------

Rights and Warrants - 0.3%
Coast Federal Contingent Payment Rights       7,000        $    6,343
                                                           ----------
   Total - 0.3% (Identified Cost $47,737)                  $    6,343
                                                           ----------

Cash - 11.6%                                               $  255,975
                                                           ----------

Dividends and interest receivable - 0.2%                   $    3,543
                                                           ----------

             Total Assets - 100%                           $2,199,607
                                                           ----------





Aegis Value Fund, Inc.
Statement of Assets and Liabilities
February 28, 2001
(Unaudited)

Assets:

Investments in securities at market value -
   identified cost $1,817,822                              $1,940,089
Cash                                                          255,975
Dividend and interest receivable                                3,543
                                                           ----------
   Total assets (all current)                              $2,199,607

Liabilities:

Due to investment advisor                                       1,118
                                                           ----------
   Total liabilities (all current)                              1,118

Net assets

Net assets (equivalent to $10.81 per share based on
203,453.344 shares of capital stock outstanding)           $2,198,489
                                                           ----------



Aegis Value Fund, Inc.
Statement of Operations
For the Period September 1, 2000
to February 28, 2001
(Unaudited)

Net Investment Income:
   Income-
      Dividends                              $25,009
      Interest                                 1,548
                                             -------
   Total Income                                             $  26,557

Expenses
Investment advisory fees                     $ 9,855
Insurance and other                            4,759
                                             -------
   Total expenses                                              14,614
                                                           ----------
   Investment income - net                                     11,943
                                                           ----------
Realized and unrealized gain on investments:
Net realized gain on investments                               64,373
Change in unrealized appreciation of
   investments for the period                                 280,348
                                                           ----------
   Net gain (loss) on investments                             344,721
                                                           ----------

Net increase in net assets resulting from operations       $  356,664
                                                           ----------




Aegis Value Fund, Inc.
Financial Highlights
For the Period September 1, 2000
to February 28, 2001
(Unaudited)

Per share data (for a share outstanding throughout the period):

Net asset value - beginning of period                         $  9.72

Income from investment operation-
Net investment income                                            0.07
Net realized and unrealized gain (loss) on investments           1.96
                                                              -------
   Total from investment operations                              2.03

Less distributions declared to shareholders                     (0.94)
                                                              -------
Net asset value - end of period                               $ 10.81

Total return (not annualized)                                   23.08%

Ratios (to average net assets)/Supplemental data:

Expenses (annualized)                              1.50%*
Net investment income (annualized)                 1.41%
Portfolio turnover                                   19%

Net assets at end of period (000's)              $2,198


*The Fund's advisor has agreed to maintain total expenses of the Fund at not more than 1.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and ratios would have been:
	Net investment income                    $ 0.06
	Expense ratio (annualized)                 1.82%
	Net investment income (annualized)         1.09%





Aegis Value Fund, Inc.
Statement of Changes in Net Assets
For the Period September 1, 2000
to February 28, 2001
(Unaudited)

Increase in net assets from operations
Investment income - net                                     $  11,943
Net realized gain on investments                               64,373
Change in unrealized appreciation                             280,348
                                                            ---------
   Net increase (decrease) in net assets
      resulting from operations                               356,664

Distribution:
Investment income - net                                       (28,525)
Realized capital gains                                       (120,441)
                                                            ---------
   Total distributions                                       (148,966)

Capital share transactions
Issuances (30,542.820 shares)                                 323,600
Issuances in lieu of cash distributions
   (16,681.547 shares)                                        148,966
Redemptions (214.634 shares)                                   (2,200)
                                                            ---------
   Total increase                                             470,366

Net assets
At August 31, 2000                                         $1,520,425
At February 28, 2001 (including undistributed
   net investment income of $9,496)                        $2,198,489
                                                           ----------




Aegis Value Fund, Inc.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201
Phone:  (800)528-3780
Fax:  (703)528-1395
Internet:  www.aegisvaluefund.com

Board of Directors
Scott L. Barbee
William S. Berno
Edward P. Faberman
Albert P. Lindemann III
Eskander Matta

Officers
William S. Berno, President
Scott L. Barbee, Treasurer
Paul Gambal, Secretary

Investment Advisor
Berno, Gambal & Barbee, Inc.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201

Custodian
Investec Ernst & Company
One Battery Park Plaza
New York, NY  10004-1478

Certified Public Accountants
Bish & Haffey, P.C.
50 South Pickett Street, Suite 200
Alexandria, VA  22304